Exhibit 10.2

Assumption and Supplement to Security Agreement

This Assumption and Supplement to Security Agreement (this “Agreement”) dated as of this 21st day of March, 2018 from Limbach Holdings, Inc., a Delaware corporation (the “New Debtor”), to Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), as administrative agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (Fifth Third acting as such agent and any successor or successors to Fifth Third in such capacity being hereinafter referred to as the “Administrative Agent”).

Preliminary Statements

           A.           Limbach Facility Services LLC (the “Borrower”) and certain other parties have executed and delivered to the Administrative Agent that certain Security Agreement dated as of July 20, 2016 (such Security Agreement, as the same may from time to time be amended, modified or restated, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the “Security Agreement”), pursuant to which such parties (the “Existing Debtors”) have granted to the Administrative Agent for the benefit of the Secured Creditors a Lien on and security interest in the Existing Debtors’ Collateral (as such term is defined in the Security Agreement) to secure the Secured Obligations (as such term is defined in the Security Agreement).

           B.           The Borrower provides the New Debtor with substantial financial, managerial, administrative, and technical support and the New Debtor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Debtor hereby agrees as follows:

           1.           The New Debtor acknowledges and agrees that it shall become a “Debtor” party to the Security Agreement effective upon the date of the New Debtor’s execution of this Agreement and the delivery of this Agreement to the Administrative Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms “Debtor” or “Debtors” shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a Lien and security interest), covenants, agreements, representations, and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Administrative Agent for the benefit of the Secured Creditors, and hereby agrees that the Administrative Agent has and shall continue to have for the benefit of the Secured Creditors a continuing Lien on and security interest in, among other things, all of the New Debtor’s Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor’s Accounts, Chattel Paper, Instruments, Documents, General Intangibles Letter-of-Credit Rights, Supporting Obligations, Deposit Accounts, Investment Property, Inventory, Equipment, Fixtures, Commercial Tort Claims, and all of the other Collateral described in Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth herein in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Administrative Agent under the Security Agreement.

           2.           Schedules A (Locations), Schedule B (Other Names), Schedule C (Intellectual Property Rights), Schedule D (Real Estate Legal Descriptions), Schedule E (Investment Property, Subsidiary Interests and Deposits) and Schedule F (Commercial Tort Claims) to the Security Agreement shall be supplemented (or amended and restated) by the information stated below with respect to the New Debtor:

Schedule A

Locations

(Amended and Restated)

Name of Debtor (and State of Organization and Organizational Registration Number)	Chief Executive Office (and name of record owner of such location)	Additional Places of Business and Collateral Locations (and name of record owner of such locations)
Limbach Holdings, Inc. (Delaware Organization Number: 5516912	31-35th Street Pittsburgh, PA 15201 (Giant Eagle, 35th Strouss Associates)
Limbach Holdings LLC (Delaware Organization Number: 3588231	31-35th Street Pittsburgh, PA 15201 (Giant Eagle, 35th Strouss Associates)
Limbach Facility Services LLC (Delaware Organization Number: 3555584	31-35th Street Pittsburgh, PA 15201 (Giant Eagle, 35th Strouss Associates)	1251 Waterfront Place Pittsburgh, PA 15201 (Record Owner: The Buncher Company)
301 East Pine Street Suites 400 and 450 Orlando, FL 32801 (Record Owner: Highwoods Realty Limited Partnership)
141 Parkway Road Office No. 11 Bronxville, NY 10708 (Record Owner: Milburn Parkway, LLC)

Name of Debtor (and State of Organization and Organizational Registration Number)	Chief Executive Office (and name of record owner of such location)	Additional Places of Business and Collateral Locations (and name of record owner of such locations)
Limbach Company LLC (Delaware Organization Number: 3555572	31-35th Street Pittsburgh, PA 15201 (Giant Eagle, 35th Strouss Associates)	1139 Broad Street Greensburg, PA 15601 (Record Owner: Transpac, Inc.)
175 Titus Avenue Suite 100 Warrington, PA 18976 (Record Owner: 175 Titus Partners, LP)
5C Chris Court Dayton, NJ 08810 (Record Owner: LIT-CHRIS/RIDGE LLC)
926 Featherstone Road Pontiac, MI 48342 (Record Owner: Limbach Company LLC)
45 Grand River Ave Suite 401 Detroit, MI 48226 (Record Owner: 45 Grand River LLC)
624 Truck Court Lansing, MI 48912 (Record Owner: Tamara L.L.C.)
822 Cleveland Ave Columbus, OH 43201 (Record Owner: 243 Limited Partnership)
619 Reynolds Ave. Columbus, OH 43201 (Record Owner: 243 Limited Partnership)
16635 Canaanville Hills Rd Athens, OH 45791 (Record Owner: JBH Investments, LLC)

Name of Debtor (and State of Organization and Organizational Registration Number)	Chief Executive Office (and name of record owner of such location)	Additional Places of Business and Collateral Locations (and name of record owner of such locations)
46 Jonspin Road Wilmington, MA 01187 (Record Owner: Jonspin Realty Trust)
13261 Mid-Atlantic Blvd. Laurel, MD 20708 (Record Owner: Jackson-Shaw / Brickyard LP)
Limbach Company LP (Delaware Organization Number: 3598729	31-35th Street Pittsburgh, PA 15201 (Giant Eagle, 35th Strouss Associates)	1709 Apollo Court Seal Beach, CA (Record Owner: TPX Apollo, LLC)
Harper Limbach LLC (Delaware Organization Number: 3555571	31-35th Street Pittsburgh, PA 15201 (Giant Eagle, 35th Strouss Associates)	940 Williston Park Point Lake Mary, FL 32746 (Record Owner: Butters Realty & Mtg.)
(Warehouse) 4265 Church Street, Suite 101 Sanford, FL 32771 (Record Owner: Global Commercial Properties LLC)
13261 West Laurel Street, Suite 800 Tampa, FL 3307 (Record Owner: Menke Pyramid, LLC)
Harper Limbach Construction LLC (Delaware Organization Number: 5223617	31-35th Street Pittsburgh, PA 1520 (Giant Eagle, 35th Strouss Associates)	13261 West Laurel Street, Suite 800 Tampa, FL 3307 (Record Owner: Menke Pyramid, LLC)
940 Williston Park Point Lake Mary, FL 32746 (Record Owner: Butters Realty & Mtg.)

Supplement to Schedule B

Name of Debtor	Prior Legal Names of Such Debtor

Limbach Holdings, Inc.	1347 Capital Corp.
Name of Debtor Limbach Holdings, Inc.	Trade Names of Such Debtor N/A

Supplement to Schedule C

Intellectual Property Rights

None.

Supplement to Schedule D

Real Estate Legal Descriptions

None.

Supplement to Schedule E

Investment Property, Subsidiary Interests and Deposits

A.	Investment Property (Other Than Subsidiary Interests)

None.

B.	Subsidiary Interests

Name of Debtor	Name of Subsidiary Issuer	Type of Organization (e.g., Corporation, Partnership, Limited Liability Company	Jurisdiction of Organization	No. of Issued Shares/Units	Certificate No. (If Any)	Percentage of Issuer’s Ownership Interests
Limbach Holdings, Inc.	Limbach Holdings LLC	Corporation	Delaware	N/A	N/A	100%

C.	Deposits

Name of Debtor	Name of Depository	Type of Account	Account Number
Limbach Holdings, Inc.	Fifth Third Bank	Operating Account	x6917
Limbach Company LLC, d/b/a Limbach Watson JV II	The Private Bank & Trust	Joint Venture Account	x7242±
Limbach Company LLC, d/b/a HMP II JV	Wheaton Bank & Trust Company	Joint Venture Account	X1742±

* Note: Accounts to include such other deposit accounts maintained from time to time with the Administrative Agent.

** Note: Accounts marked with ± are Excluded Deposit Accounts (as defined in the Credit Agreement).

Supplement to Schedule F

Commercial Tort Claims

None.

           3.           The New Debtor hereby acknowledges and agrees that the Secured Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

           4.           All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term “Debtor” or “Debtors” and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

           5.           The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

          6.           No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

           7.           This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations law).

Limbach Holdings, Inc.

By	Scott Wright
	Name:	Scott Wright
	Title:	Corporate Secretary

Accepted and agreed to as of the date first above written.

Fifth Third Bank, as Administrative Agent

By	S. Bradley McDougall
	Name:	S. Bradley McDougall
	Title:	Vice President

[Signature Page to Assumption and Supplement to Security Agreement (Third Amendment)—

Limbach Facility Services LLC]